UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 10, 2001

Sauer-Danfoss Inc.
(Exact name of Registrant as specified in its charter)

Delaware	333-48299	36-3482074
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

2800 East 13th Street, Ames, Iowa	50010
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code:     (515) 239-6000

Exhibit Index on Page 3

Item 5.  Other Events.

             This Current Report on Form 8-K is being filed for the purpose of disclosing three press releases filed as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3 hereto and which are herein incorporated by reference in their entirety.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 4, 2001
99.2	Press Release, dated December 4, 2001
99.3	Press Release, dated December 10, 2001

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUER-DANFOSS INC.

Date: December 11, 2001	By: /s/ Kenneth D. McCuskey Name: Kenneth D. McCuskey Title: Vice President-Finance and Treasurer